                                                           EXHIBIT NO. EX-99.j.1


               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated January 12, 2001, relating to the financial statements and financial highlights which appear in the November 30, 2000 Annual Reports of The U.S. Large Company Series, The Enhanced U.S. Large Company Series, The U.S. Large Cap Value Series, The Tax-Managed U.S. Marketwide Value Series, The U.S. Small XM Value Series (formerly, The U.S. 4-10 Value Series), The U.S. Small Cap Value Series (formerly, The U.S. 6-10 Value Series), The U.S. Small Cap Series (formerly, The U.S. 6-10 Small Company Series), The U.S. Micro Cap Series (formerly, The U.S. 9-10 Small Company Series), The DFA International Value Series, The Japanese Small Company Series, The Pacific Rim Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series, The Emerging Markets Series, The Emerging Markets Small Cap Series, The DFA One-Year Fixed Income Series and The DFA Two-Year Global Fixed Income Series (constituting portfolios within The DFA Investment Trust Company), which are also incorporated by reference into this Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Service Providers", "Independent Certified Public Accountants" and "Financial Statements" in such Registration Statement.

PricewaterhouseCoopers LLP

Fort Lauderdale, Florida
March 22, 2001

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated January 12, 2001, relating to the financial statements and financial highlights which appear in the November 30, 2000 Annual Reports of U.S. Large Company Portfolio, Enhanced U.S. Large Company Portfolio, U.S. Large Cap Value Portfolio, Small XM Value Portfolio (formerly, U.S. 4-10 Value Portfolio), U.S. Small Cap Value Portfolio (formerly, U.S. 6-10 Value Portfolio), U.S. Small Cap Portfolio (formerly, U.S. 6-10 Small Company Portfolio), Micro Cap Portfolio (formerly, U.S. 9-10 Small Company Portfolio), DFA Real Estate Securities Portfolio, Large Cap International Portfolio, International Small Company Portfolio, Japanese Small Company Portfolio, Pacific Rim Small Company Portfolio, United Kingdom Small Company Portfolio, Continental Small Company Portfolio, DFA International Small Cap Value Portfolio, Emerging Markets Portfolio, Emerging Markets Small Cap Portfolio, DFA One-Year Fixed Income Portfolio, DFA Two-Year Global Fixed Income Portfolio, DFA Five-Year Government Portfolio, DFA Five-Year Global Fixed Income Portfolio and DFA Intermediate Government Fixed Income Portfolio (constituting portfolios within DFA Investment Dimensions Group Inc.), and DFA International Value Portfolio (constituting a portfolio within Dimensional Investment Group Inc.), which are also incorporated by reference into this Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Service Providers", "Independent Certified Public Accountants" and "Financial Statements" in such Registration Statement.

PricewaterhouseCoopers LLP

Fort Lauderdale, Florida
March 22, 2001

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated January 12, 2001, relating to the financial statements and financial highlights which appear in the November 30, 2000 Annual Reports of Dimensional Emerging Markets Value Fund Inc. and Emerging Markets Value Portfolio (constituting a portfolio within DFA Investment Dimensions Group Inc.), which are also incorporated by reference into this Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Service Providers", "Independent Certified Public Accountants" and "Financial Statements" in such Registration Statement.

PricewaterhouseCoopers LLP

Fort Lauderdale, Florida
March 22, 2001

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated January 12, 2001, relating to the financial statements and financial highlights which appears in the November 30, 2000 Annual Report of VA Large Value Portfolio, VA Small Value Portfolio, VA International Value Portfolio, VA International Small Portfolio, VA Short-Term Fixed Portfolio and VA Global Bond Portfolio (constituting portfolios within DFA Investment Dimensions Group Inc.), which are also incorporated by reference into this Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Service Providers", "Independent Certified Public Accountants" and "Financial Statements" in such Registration Statement.

PricewaterhouseCoopers LLP

Fort Lauderdale, Florida
March 22, 2001

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated January 12, 2001, relating to the financial statements and financial highlights which appear in the November 30, 2000 Annual Report of Tax-Managed U.S. Marketwide Value Portfolio, Tax-Managed U.S. Small Cap Value Portfolio (formerly, Tax-Managed U.S. 5-10 Value Portfolio), Tax-Managed U.S. Small Cap Portfolio (formerly, Tax-Managed U.S. 6-10 Small Company Portfolio) and Tax-Managed DFA International Value Portfolio (constituting portfolios within DFA Investment Dimensions Group Inc.), and Tax-Managed U.S. Marketwide Value Series (constituting a portfolio within The DFA Investment Trust Company), which are also incorporated by reference into this Registration Statement. We also consent to the references to us under the headings "Financial Highlights", "Service Providers", "Independent Certified Public Accountants" and "Financial Statements" in such Registration Statement.

PricewaterhouseCoopers LLP

Fort Lauderdale, Florida
March 22, 2001

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the references to us under the headings "Service Providers", "Independent Certified Public Accountants" and "Financial Statements" in this Registration Statement on Form N-1A of LD U.S. Marketwide Value Portfolio, HD U.S. Marketwide Value Portfolio, LD U.S. Large Company Portfolio and HD U.S. Large Company Portfolio (constituting portfolios within DFA Investment Dimensions Group Inc.).

PricewaterhouseCoopers LLP

Fort Lauderdale, Florida
March 22, 2001